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                                   Exhibit 24

                                POWER OF ATTORNEY

     Each director and/or officer of Value City Department Stores, Inc. (the "Corporation") whose signature appears below hereby appoints Robert M. Wysinski and Richard L. Walters as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended January 29, 2000, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands effective as of the 27th day of April, 2000.


/s/ Jay L. Schottenstein               Chairman of the Board of Directors
   ------------------------------      (Principal Executive Officer)
    Jay L. Schottenstein


/s/ Saul Schottenstein                 Vice Chairman of the Board of Directors
   ------------------------------
    Saul Schottenstein


/s/ Martin P. Doolan                   Vice Chairman of the Board of Directors
   ------------------------------
    Martin P. Doolan


/s/ Robert M. Wysinski                 Vice President, Chief Financial Officer,
   ------------------------------      Secretary, Treasurer, and Director
    Robert M. Wysinski                 (Principal Financial Officer)


/s/ Richard L. Walters                 Vice President, Controller, Assistant
   ------------------------------      Treasurer, and Assistant Secretary
    Richard L. Walters                 (Principal Accounting Officer)


/s/ Henry L. Aaron                     Director
   ------------------------------
    Henry L. Aaron


/s/ Ari Deshe                          Director
   ------------------------------
    Ari Deshe


/s/ Jon P. Diamond                     Director
   ------------------------------
    Jon P. Diamond


/s/ Richard Gurian                     Director
   ------------------------------
    Richard Gurian


/s/ Dr. Norman Lamm                    Director
   ------------------------------
    Dr. Norman Lamm

/s/ David L. Nichols                   Director
   ------------------------------
    David L. Nichols

/s/ Robert L. Shook                    Director
   ------------------------------
    Robert L. Shook

/s/ Geraldine H. Schottenstein         Director
   ------------------------------
    Geraldine H. Schottenstein

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